UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2012

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SunCoke Energy, Inc. (the “Company”) has elected to defer the proposed initial public offering of the equity of its subsidiary, SunCoke Energy Partners, L.P. (the “Partnership”). The Company continues to believe that the initial public offering of equity of the Partnership will enhance stockholder value of the Company, and the Company plans to initiate the offering as soon as market conditions improve.

FORWARD LOOKING STATEMENTS

Some of the statements included in this Current Report on Form 8-K constitute “forward looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. You should not put undue reliance on any forward-looking statements. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward looking terminology such as the words “believe,” “expect,” “plan,” “project,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions.

Risks and uncertainties that could cause actual results to differ materially from those expressed in forward-looking statements include economic, business, competitive and/or regulatory factors affecting the Company’s business, as well as uncertainties related to the outcomes of pending or future litigation, legislation, or regulatory actions. Among such risks are: the timing and structure of the proposed initial public offering of equity of the Partnership may change; unanticipated developments may delay or negatively impact the proposed initial public offering of equity of the Partnership; receipt of regulatory approvals and compliance with contractual obligations required in connection with the proposed initial public offering of equity of the Partnership; the impact of the proposed initial public offering of equity of the Partnership on the Company’s relationships with its employees, customers and vendors and its credit rating and cost of funds; changes in market conditions; and future opportunities that the Board of Directors of the Company may determine present greater potential value to stockholders than the proposed initial public offering of equity of the Partnership.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by the Company. For more information concerning these factors, see the Company’s Securities and Exchange Commission filings. All forward-looking statements included in this Current Report on Form 8-K are expressly qualified in their entirety by such cautionary statements. The Company does not have any intention or obligation to update any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events, after the date of this press release except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: November 30, 2012